                                                                    Exhibit 3.47



                         [COMMONWEALTH OF PENNSYLVANIA
                           DEPARTMENT OF STATE SEAL]

                          CERTIFICATE OF INCORPORATION

                  OFFICE OF THE SECRETARY OF THE COMMONWEALTH


TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

WHEREAS, The stipulations and conditions of the Law have been fully complied with by

                      GREATER PHILLY NO. 1 HOLDING COMPANY

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.


[SEAL]                             GIVEN under my Hand and the Great Seal of
                                        the Commonwealth, at the City of
                                        Harrisburg, this 19th day of November in the year of our Lord one thousand nine hundred and eighty-two and the Commonwealth of two hundred seventh


                                                /s/ William R. Davis
                                        ----------------------------------------
                                            Secretary of the Commonwealth

                                                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
          ARTICLES OF INCORPORATION              [X] DOMESTIC BUSINESS CORPORATION
                                                                                                    FEE
                                                 [ ] DOMESTIC BUSINESS CORPORATION                $75.00
        COMMONWEALTH OF PENNSYLVANIA                 A CLOSE CORPORATION - COMPLETE BACK
   DEPARTMENT OF STATE - CORPORATION BUREAU
306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120  [ ] DOMESTIC PROFESSIONAL CORPORATION
                                                     ENTER BOARD LICENSE NO.

--------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
15 P.S. 2908 B)
          Greater Philly No. 1 Holding Company
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA(P.O. BOX NUMBER NOT ACCEPTABLE)
 123 South Broad Street, c/o C T Corporation System
--------------------------------------------------------------------------------
012 CITY             033 COUNTY               013 STATE            064 ZIP CODE
Philadelphia        Philadelphia             Pennsylvania              19109
--------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

         to own and operate health club facilities; to own the securities of corporations owning and operating health club facilities in the State of Pennsylvania; and to do any and all acts incidental thereto permitted under the laws of the State of Pennsylvania.




(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------
The aggregate Number of Shares, Classes of Shares and Par Value of Shares Which
the Corporation Shall have Authority to Issue:

040 Number and       041 Stated Par Value        042 Total           031 Term
Class of Shares      Per Share If Any        Authorized Capital    of Existence

  1000 Common             $1.00                   1,000             perpetual
--------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each Incorporator

                  061, 062,                                       Number & Class
060 Name          063, 064 Address (Street, City, State, Zip Code)   of Shares
--------------------------------------------------------------------------------
H. Robert Jochem  300 E. Joppa Road, Towson, MD  21204              100 Common
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE
ARTICLES OF INCORPORATION THIS 15th DAY OF November 1982.


                                        /s/ H. Robert Jochem
----------------------------------      ---------------------------------------
                                        H. ROBERT JOCHEM

----------------------------------      ---------------------------------------
--------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
--------------------------------------------------------------------------------
030 FILED                        002 CODE          003 REV BOX     SEQUENTIAL NO.   100 MICROFILM NUMBER
  NOV 19 1982                    Aib                                  124946
                                 --------------
                                 REVIEWED BY       -----------     --------------   --------------------------
                                 bb                004 SICC           AMOUNT        001 CORPORATION NUMBER
                                 --------------
/s/ William R. Davis             DATE APPROVED                         $ 75
                                 NOV 22 1982       -----------     --------------   --------------------------
                                 --------------
                                 DATE REJECTED     CERTIFY TO      INPUT BY         LOG IN    LOG IN (REFILE)
                                                   [X] REV.
                                 --------------    [X] L & I       --------------   --------------------------
SECRETARY OF THE COMMONWEALTH    MAILED BY DATE    [ ] OTHER       VERIFIED BY      LOG OUT   LOG OUT (REFILE)
     DEPARTMENT OF STATE
 COMMONWEALTH OF PENNSYLVANIA
    (PA. - 1343 - 2/23/82)

1. The following provisions shall regulate the status of the corporation as a close corporation:

     (a)  (Strike out (i) or (ii) below, whichever is not applicable.)

          (i) All of the issued shares of the corporation of all classes, exclusive of treasury shares, shall be held of record by not more than ___________________________ persons.
                     (NUMBER NOT TO EXCEED 30)

          (ii) All of the issued shares of the corporation of all classes, exclusive of treasury shares, shall be held of record by not more than the smaller of twenty-five "shareholders" within the meaning of Subchapter S of the Internal Revenue Code of 1954, as amended, or 30 persons.

     (b) All of the issued shares of all classes of the corporation shall be subject to one or more of the restrictions on transfer permitted by section 613.1 of the Business Corporation Law (15 P.S. Section
          1613.1).

     (c) The corporation shall make no offering of any of its shares of any class which would constitute a "public offering" within the meaning of the Securities Act of 1933, as amended.

2. (Optional: BCL Section 372B) A person (other than an estate) who is not an "individual" or who is a "non-resident alien," in either case within the meaning of the Internal Revenue Code of 1954, as amended ("Code"), shall not be entitled to be a holder of record of shares of the corporation. Only a person whose consent is currently in effect to the election of the corporation to be treated as an electing small business corporation under Subchapter S of the Code AND A SHAREHOLDER WHO HAS NOT AFFIRMATIVELY REFUSED TO CONSENT TO THE ELECTION WITHIN SIXTY DAYS AFTER HE ACQUIRES HIS STOCK, shall be entitled to be a holder of record of shares of the corporation.

3. (Optional: BCL Section 382) The business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a board of directors.

4. (Optional: BCL Section 376B) The status of the corporation as a "close corporation" within the meaning of the Business Corporation Law shall not be terminated without the affirmative vote or written consent of (all holders of) (shareholders holding _________________________________ of
                                              (FRACTION AT LEAST TWO-THIRDS)
     the) shares of all classes of the corporation.


5. (Optional: BCL Section 384B) (Any shareholder)(shareholders holding ___________ of the shares) of the corporation may apply for
             (FRACTION)
     the appointment of a provisional director of the corporation in the manner and upon the circumstances provided by statute.

6. (Optional: BCL Section 386) (Any shareholder) (shareholders holding ___________ of the shares) of the corporation shall have
             (FRACTION)
     the right at will to cause the corporation to be dissolved by proceeding in the manner by statute.

                                                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
          ARTICLES OF INCORPORATION              [X] DOMESTIC BUSINESS CORPORATION
                                                                                                    FEE
                                                 [ ] DOMESTIC BUSINESS CORPORATION                $75.00
        COMMONWEALTH OF PENNSYLVANIA                 A CLOSE CORPORATION - COMPLETE BACK
   DEPARTMENT OF STATE - CORPORATION BUREAU
306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120  [ ] DOMESTIC PROFESSIONAL CORPORATION
                                                     ENTER BOARD LICENSE NO.

--------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
15 P.S. 2908 B)
          Greater Philly No. 1 Holding Company
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA(P.O. BOX NUMBER NOT ACCEPTABLE)
 123 South Broad Street, c/o C T Corporation System
--------------------------------------------------------------------------------
012 CITY             033 COUNTY               013 STATE            064 ZIP CODE
Philadelphia        Philadelphia             Pennsylvania              19109
--------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

         to own and operate health club facilities; to own the securities of corporations owning and operating health club facilities in the State of Pennsylvania; and to do any and all acts incidental thereto permitted under the laws of the State of Pennsylvania.




(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which
the Corporation Shall have Authority to Issue:

040 Number and       041 Stated Par Value        042 Total           031 Term
Class of Shares      Per Share If Any        Authorized Capital    of Existence

  1000 Common             $1.00                   1,000             perpetual
--------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each Incorporator

                  061, 062,                                       Number & Class
060 Name          063, 064 Address (Street, City, State, Zip Code)   of Shares
--------------------------------------------------------------------------------
H. Robert Jochem  300 E. Joppa Road, Towson, MD  21204              100 Common
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE
ARTICLES OF INCORPORATION THIS   DAY OF           19   .



----------------------------------      ---------------------------------------
                                        H. ROBERT JOCHEM

----------------------------------      ---------------------------------------
--------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
--------------------------------------------------------------------------------
030 FILED                        002 CODE          003 REV BOX     SEQUENTIAL NO.   100 MICROFILM NUMBER

                                 --------------
                                 REVIEWED BY       -----------     --------------   --------------------------
                                                   004 SICC           AMOUNT        001 CORPORATION NUMBER
                                 --------------
                                 DATE APPROVED                        $
                                                   -----------     --------------   --------------------------
                                 --------------
                                 DATE REJECTED     CERTIFY TO      INPUT BY         LOG IN    LOG IN (REFILE)
                                                   [ ] REV.
                                 --------------    [ ] L & I       --------------   --------------------------
SECRETARY OF THE COMMONWEALTH    MAILED BY DATE    [ ] OTHER       VERIFIED BY      LOG OUT   LOG OUT (REFILE)
     DEPARTMENT OF STATE
 COMMONWEALTH OF PENNSYLVANIA
    (PA. - 1343 - 2/23/82)